UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 12, 2017

WESTERN LUCRATIVE ENTERPRISES, INC.

 (Exact name of registrant as specified in its charter)

IOWA

(State or other jurisdiction of incorporation)

   1-34714

26-3045445

(Commission File Number)     (IRS Employer Identification No.)

64 North Pecos Road, Suite 900, Henderson, Nevada 89074 (Address of principal executive offices and zip code)

(702) 472-5066

(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 12, 2017, the sole officer Neville Pearson, who is also a director, and Randall A.  Baker, a director, resigned all positions with the Registrant. The directors elected Dempsey Mork as the sole director and as Chief Executive and Financial Officer and Secretary. Messrs. Pearson and Baker were both provided with a draft of this Form 8-K and both declined to furnish any letter or other communication indicating their disagreement with the disclosure regarding their resignation.

Dempsey Mork, age 75, has been retired but working part time as a consultant for public companies for the past five years. Mr. Mork has been an officer or director of a number of small public companies during his professional life.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 16, 2018

WESTERN LUCRATIVE ENTERPRISES, INC.

By: /s/    Dempsey Mork

Name: Dempsey Mork

Title: Chief Executive Officer